UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
ECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2006

BRADLEY PHARMACEUTICALS, INC.
(Exact name of registrant as specified in charter)

Delaware	0-31680	22-2581418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

383 Route 46 West, Fairfield, New Jersey	07004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 882-1505

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

        Item 8.01. Other Events.

        On August 28, 2006, Bradley Pharmaceuticals, Inc. issued a press release announcing initiatives to enhance long-term shareholder value. A copy of the related press release is attached as Exhibit 99.1 and is incorporated herein by reference.

        Item 9.01. Financial Statements and Exhibits.

        (c)       Exhibits.

Number	Description
99.1	Press release dated August 28, 2006

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADLEY PHARMACEUTICALS, INC.

By:	/s/ R. Brent Lenczycki
R. Brent Lenczycki, CPA Chief Financial Officer and Vice President

Dated: August 28, 2006

EXHIBIT INDEX

Number	Description
99.1	Press release dated August 28, 2006